BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

Supplement dated April 16, 2025 to the Summary Prospectuses and the Prospectuses of the Fund, each dated September 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock International Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock International Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Olivia Treharne, CFA	2025	Managing Director of BlackRock, Inc.
Stephen Andrews	2025	Managing Director of BlackRock, Inc.
Molly Greenen, CFA	2025	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Olivia Treharne, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019; Vice President of Legal & General Investment Management from 2015 to 2019; Associate of Goldman Sachs from 2013 to 2014; Analyst of Goldman Sachs from 2010 to 2012.
Stephen Andrews	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director and Co-Head of Global Emerging Market Equities of BlackRock, Inc. since 2017.
Molly Greenen, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2018 to 2021; Associate of BlackRock, Inc. from 2016 to 2017; Analyst of BlackRock, Inc. from 2013 to 2015.

Shareholders should retain this Supplement for future reference.